MCKEE NELSON LLP
5 Times Square
New York, New York  10036

August 11, 2003

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Judiciary Plaza

Washington, D.C.  20549

Re:

KeyCorp Student Loan Trust 2003-A
(Registration No. 333-62624)
Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of KeyCorp Student Loan Trust 2003-A, we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K dated August 11, 2003.

If you have any questions concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4325.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/ Steve Levitan

Steve Levitan

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

----
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 11, 2003

Key Consumer Receivables LLC (as Depositor) under an Amended and Restated Trust Agreement dated as of August 1, 2003; and

Key Bank USA, National Association (as a Seller and as Master Servicer) under a Sale and Servicing Agreement dated as of August 1, 2003 in connection with the issuance of KeyCorp Student Loan Trust 2003-A Asset Backed Notes.

Key Consumer Receivables LLC
Key Bank USA, National Association
(Exact name of Registrant as specified in its charter)

United States	333-62624-04	34-1938746
(State or other jurisdiction of incorporation)	(Commission File Number)	34-1804148
(IRS Employer ID Numbers)

Key Tower, 127 Public Square, Cleveland, Ohio		44114
(Address of principal executive offices)		(Zip Code)

Registrants’ Telephone Number,
including area code:	(216) 828-8122
(216) 689-6300

N/A

(Former name or former address, if changed since last report)

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

23.1

The Consent of Ernst & Young LLP, independent auditors.

23.2

The Consent of PricewaterhouseCoopers LLP, independent auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY CONSUMER RECEIVABLES LLC

By:  /s/ Craig T. Platt

Name:

Craig T. Platt

Title:

President

KEY BANK USA, NATIONAL ASSOCIATION

By:  /s/ Craig T. Platt

Name:

Craig T. Platt

Title: Senior Vice President

Dated:  August 11, 2003

EXHIBIT  INDEX

Exhibit 23.1

Consent of Ernst & Young LLP

Consent of Independent Auditors

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated July 24, 2003, with respect to the balance sheet of KeyCorp Student Loan Trust 2003-A in the KeyCorp Student Loan Trust 2003-A Prospectus Supplement and to the incorporation by reference of our report in the Registration Statement (Form S-3, No. 333-62624) and related Prospectus of KeyCorp Student Loan Trusts, each dated August 8, 2003.

/s/ Ernst & Young LLP

Cleveland, Ohio
August 8, 2003

EXHIBIT INDEX

Exhibit

23.2

Consent of PricewaterhouseCoopers LLP

Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectus Supplement of KeyCorp Student Loan Trust 2003-A, relating to Asset-Backed Notes comprising part of the Registration Statement (No. 333-62624) of Key Bank USA, National Association, of our reports, dated January 31, 2003, each of which is included or incorporated by reference in MBIA Inc.’s Annual Report on Form 10-K for the year ended December 31, 2002, relating to our audits of: the consolidated financial statements of MBIA Inc, and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 consolidated financial statement schedules of MBIA, Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002. We also consent to the reference to our firm under the caption “Experts” in the Prospectus Supplement.

/s/ PricewaterhouseCoopers LLP

August 11, 2003